                                    [PHOTO]

Annual Report September 30, 2001

Oppenheimer
Intermediate Municipal Fund


[LOGO]  OppenheimerFunds(R)

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REPORT HIGHLIGHTS
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Fund Objective

Oppenheimer Intermediate Municipal Fund seeks a high level of current income exempt from federal income tax.

        CONTENTS

1       Letter to Shareholders

3       An Interview with Your Fund's Managers

7       Fund Performance

12      Financial Statements

31      Independent Auditors' Report

32      Federal Income Tax Information

33      Officers and Trustees

Average Annual Total Returns*
                           For the 1-Year Period
                           Ended 9/30/01

                           Without                With
                           Sales Chg.             Sales Chg.
-------------------------------------------------------------
Class A                    8.22%                  4.43%
-------------------------------------------------------------
Class B                    7.34                   3.34
-------------------------------------------------------------
Class C                    7.43                   6.43
-------------------------------------------------------------


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

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LETTER TO SHAREHOLDERS
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Dear Shareholder,

[PHOTO]

John V. Murphy
Chairman, President and Chief Executive Officer OppenheimerFunds, Inc.

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.

     The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the ninth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.

     During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.

     It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.

     As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.


1 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

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LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------


     To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund," the "Lumina Foundation for Education--Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.

     At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
October 19, 2001




These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


2 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
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AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

Portfolio Management Team
Merrell Hora
Jerry Webman

How would you characterize the Fund's performance for the fiscal year that ended September 30, 2001?

A. Prior to September 11, 2001, Oppenheimer Intermediate Municipal Fund was finishing its fiscal year strong, overcoming some initial underperformance to bring results in line with our peer group, Lipper Intermediate Municipal Fund Index. However, the September 11 terrorist attacks on the World Trade Center and the Pentagon negatively impacted the airline-related holdings in the portfolio. In the end, the Fund underperformed the average national intermediate municipal fund for the fiscal year ended September 30, 2001. On a more positive note, we were able to increase the Fund's dividend, despite falling yields, because of our ability to shift the various structural aspects of the portfolio in certain economic conditions and world events.

Please explain what happened to the airline-related holdings in the portfolio.

The airline-related holdings represented roughly 5% of total assets, or one-quarter of the 20% of the Fund allocated to high yield bonds as of September 11, 2001. The majority of these bonds are backed by airport gate proceeds or tied to actual physical plants like airports, rather than the revenues and passenger volumes of the airlines themselves. After the events of September 11th, however, even the most fundamentally sound bonds in this sector were hurt by investors' sudden concern about the future of air travel in the United States.

     Fortunately, the negative impact on these bonds was minimized by two hedge strategies we had implemented prior to September 11. Both generated positive results during the final weeks of the reporting period.

     We have assessed the entire portfolio and do not expect any defaults in our high yield travel-related holdings, and though they are clearly at distressed levels at this time, we are very confident in the overall performance of these bonds.


3 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
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--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

Paying more attention to structural aspects of the portfolio, such as call protection and yield-curve exposure, helped us increase the Fund's dividend.

Please discuss how you managed the "structural aspects" of the portfolio.

Early in the year, we built a "barbell maturity" structure, with the Fund holdings relatively concentrated at the short end (one to five years) and long end (10 to 20 years) of the maturity spectrum. The goal was to achieve an average duration in the intermediate range (five to 10 years), even though fewer of the actual holdings were in this middle ground. By doing this, we captured the higher income (generally) generated by long-maturity bonds. At the same time, we were able to offset the risks of the long-term holdings with our shorter term securities.

Did you maintain this "barbell structure?"

During the first six months of the fiscal year, the barbell structure worked well. But as the year progressed and the economy weakened, the Federal Reserve continuously cut interest rates--to a point where short-term securities could not provide enough income to meet our objective. Consequently, during the final months of the fiscal year, we switched our focus to the middle of the yield curve, where yields had not fallen as dramatically. Of course, this meant we also had to sell some of our longer term positions in order to keep our average duration in the intermediate range.

What other changes did you make to the Fund during this period?

We increased the call protection in the portfolio. Bonds that cannot be called as interest rates fall guarantee a continued stream of relatively high coupon payments. They also tend to retain more of their value as rates descend. For both of these reasons, purchasing call-protected bonds last autumn (in anticipation of falling rates) proved to be a good move.

     As summer approached, however, we were forced to shift our focus as call-protected issues, and for that matter, most high quality bonds with attractive yields became increasingly scarce. We put more effort into finding other securities that, in our view, would hold their values and provide a strong income.


4 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
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Average Annual Total Returns

For the Periods Ended 9/30/01/1/

Class A
1-Year      5-Year     10-Year
----------------------------------
4.43%       4.47%      5.55%

Class B                Since
1-Year      5-Year     Inception
----------------------------------
3.34%       4.24%      4.44%

Class C                Since
1-Year      5-Year     Inception
----------------------------------
6.43%       4.43%      4.10%

Standardized Yields/2/
For the 30 Days Ended 9/30/01
----------------------------------
Class A                4.06%
----------------------------------
Class B                3.45
----------------------------------
Class C                3.44
----------------------------------


In what sector did you find those bonds?

We identified several strong high yield bonds with the right characteristics. With yields on a steady downward slide, investors increasingly turned to the high yield marketplace for more income. The demand kept upward pressure on prices, and we were able to buy these higher risk, higher yielding bonds without undue risk to capital. Despite high and rising default rates in this sector, our high yield holdings generally held up well. The one exception, as mentioned earlier, was the airline holdings depressed by the events of September 11.

     Even before September 2001, rising prices had pushed yields in this sector down to a very low point. The diminished income no longer justified the added credit risk, so we reined in our high yield purchasing activities in late summer.

What do you foresee for the municipal markets and the Fund?

The terrorist attacks that took place on September 11 will impact the bond markets for some months to come. They have already exacerbated the weakness in the U.S. economy that was evident even before then, so we expect to see negative growth in gross domestic product for possibly the rest of 2001. This economic downturn, combined with recent Fed-generated reductions in short-term interest rates, has already steepened the slope of the yield curve. At the same time, the weak economy has spurred investors to a "flight to quality,"increasing the demand for (and thus pushing up prices of) securities that are believed to provide the greatest safety. This benefited the Fund, which is currently 80% invested in high quality, insured bonds.

     Meanwhile, the Fed is providing the liquidity necessary to allow investors to remain in the markets, and the federal government is considering options to jump-start the stalled economy. In addition, there are currently no signs of higher inflation.

1. See Notes on page 10 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended September 30, 2001. Falling share prices will tend to artificially raise yields.


5 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
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AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------


     We are confident that our continued attention to risk management will keep the Fund's dividend and total return at competitive levels. It is this ability to stay focused, even during troubling times, that makes Oppenheimer Intermediate Municipal Fund part of The Right Way to Invest.

Credit Allocation/3/

[CHART]

AAA           40.0%
-----------------------
AA             6.8
-----------------------
A             15.0
-----------------------
BBB           18.9
-----------------------
BB            16.8
-----------------------
B              2.5
-----------------------

Top Ten Largest Positions by State/4/
----------------------------------------------------------------
New York                                                  15.1%
----------------------------------------------------------------
Pennsylvania                                              11.1
----------------------------------------------------------------
California                                                11.0
----------------------------------------------------------------
Illinois                                                   6.8
----------------------------------------------------------------
Michigan                                                   5.3
----------------------------------------------------------------
New Jersey                                                 3.9
----------------------------------------------------------------
Florida                                                    3.4
----------------------------------------------------------------
Texas                                                      3.3
----------------------------------------------------------------
Alaska                                                     3.3
----------------------------------------------------------------
Ohio                                                       3.3
----------------------------------------------------------------

3. Portfolio data is subject to change. Percentages are as of September 30, 2001, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 17.02% of total investments) but to which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
4. Portfolio data is subject to change. Percentages are as of September 30, 2001, and are based on net assets.


6 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
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FUND PERFORMANCE
--------------------------------------------------------------------------------

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended September 30, 2001, Oppenheimer Intermediate Municipal Fund underperformed its peer group, and the municipal market. The Federal Reserve repeatedly cut interest rates, causing the yields on short-term bonds to fall dramatically. Yields on intermediate- and long-term bonds were more resilient, and bonds in the 13- to 19-year range proved to be the best-performing issues. Initially, a barbell yield structure (higher concentrations in short- and long-term bonds) benefited the Fund as falling rates pushed up values of short-term bonds. However, as rates continued to fall, the Fund shifted its focus to intermediate-term bonds. Throughout the period, we maintained a strong emphasis on managing other structural aspects of the Fund as well, including call protection and credit quality. The portfolio's high yield bonds performed well during most of the year, with no major credit incidents. However, the terrorist attacks of September 11 had a strong negative impact on the Fund's air-travel-related high yield bonds. This was partially offset by two hedging techniques that delivered positive results during the final weeks of the period.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2001. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the Class on September 11, 1995. In the case of Class C shares, performance is measured from inception of the Class on December 1, 1993. The Fund's performance reflects the deduction of the 3.50% maximum initial sales charge on Class A shares, the 4% (1-year) and 1% (5-year) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

     The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market.

     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


7 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
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FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Intermediate Municipal Fund (Class A)
Lehman Brothers Municipal Bond Index

                                    [CHART]

                             Oppenheimer              Lehman Brothers
                             Intermediate                Municipal
                        Municipal Fund (Class A)         Bond Index
 9/30/1991                       9,650                     10,000
12/31/1991                      10,098                     10,335
 3/31/1992                      10,089                     10,366
 6/30/1992                      10,504                     10,759
 9/30/1992                      10,823                     11,045
12/31/1992                      10,986                     11,246
 3/31/1993                      11,311                     11,664
 6/30/1993                      11,526                     12,046
 9/30/1993                      11,922                     12,453
12/31/1993                      12,065                     12,628
 3/31/1994                      11,516                     11,934
 6/30/1994                      11,636                     12,066
 9/30/1994                      11,703                     12,149
12/31/1994                      11,547                     11,975
 3/31/1995                      12,113                     12,821
 6/30/1995                      12,380                     13,130
 9/30/1995                      12,728                     13,507
12/31/1995                      13,090                     14,065
 3/31/1996                      13,087                     13,896
 6/30/1996                      13,173                     14,002
 9/30/1996                      13,422                     14,323
12/31/1996                      13,753                     14,688
 3/31/1997                      13,807                     14,653
 6/30/1997                      14,187                     15,158
 9/30/1997                      14,587                     15,614
12/31/1997                      14,983                     16,038
 3/31/1998                      15,128                     16,223
 6/30/1998                      15,272                     16,470
 9/30/1998                      15,757                     16,975
12/31/1998                      15,895                     17,077
 3/31/1999                      16,003                     17,229
 6/30/1999                      15,678                     16,924
 9/30/1999                      15,597                     16,857
12/31/1999                      15,363                     16,726
 3/31/2000                      15,586                     17,215
 6/30/2000                      15,667                     17,475
 9/30/2000                      15,989                     17,898
12/31/2000                      16,458                     18,680
 3/31/2001                      16,788                     19,095
 6/30/2001                      16,941                     19,219
 9/30/2001                      17,158                     19,759


Average Annual Total Returns of Class A Shares of the Fund at 9/30/01/1/
1-Year 4.43%   5-Year 4.47%   10-Year 5.55%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Intermediate Municipal Fund (Class B)
Lehman Brothers Municipal Bond Index


                                    [CHART]

                        Oppenheimer                     Lehman Brothers
                        Intermediate                        Municipal
                  Municipal Fund (Class B)                 Bond Index
 9/11/1995                10,000                             10,000
 9/30/1995                10,011                             10,063
12/31/1995                10,352                             10,479
 3/31/1996                10,327                             10,353
 6/30/1996                10,372                             10,432
 9/30/1996                10,548                             10,671
12/31/1996                10,788                             10,943
 3/31/1997                10,810                             10,917
 6/30/1997                11,085                             11,293
 9/30/1997                11,377                             11,633
12/31/1997                11,664                             11,949
 3/31/1998                11,755                             12,086
 6/30/1998                11,844                             12,270
 9/30/1998                12,198                             12,647
12/31/1998                12,273                             12,723
 3/31/1999                12,341                             12,836
 6/30/1999                12,059                             12,609
 9/30/1999                11,981                             12,559
12/31/1999                11,771                             12,461
 3/31/2000                11,920                             12,825
 6/30/2000                11,967                             13,019
 9/30/2000                12,190                             13,334
12/31/2000                12,524                             13,917
 3/31/2001                12,752                             14,226
 6/30/2001                12,835                             14,319
 9/30/2001                13,007                             14,721



Average Annual Total Returns of Class B Shares of the Fund at 9/30/01/1/
1-Year 3.34%   5-Year 4.24%   Since Inception 4.44%

1. See Notes on page 10 for further details.


8| OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Intermediate Municipal Fund (Class C)
Lehman Brothers Municipal Bond Index

                                    [CHART]

                        Oppenheimer Intermediate      Lehman Brothers
                             Municipal Fund           Municipal Bond
                               (Class C)                   Index
 12/1/1993                       10,000                    10,000
12/31/1993                       10,168                    10,211
 3/31/1994                        9,716                     9,651
 6/30/1994                        9,790                     9,757
 9/30/1994                        9,821                     9,824
12/31/1994                        9,665                     9,683
 3/31/1995                       10,145                    10,368
 6/30/1995                       10,347                    10,617
 9/30/1995                       10,615                    10,923
12/31/1995                       10,899                    11,374
 3/31/1996                       10,876                    11,237
 6/30/1996                       10,927                    11,323
 9/30/1996                       11,112                    11,582
12/31/1996                       11,366                    11,877
 3/31/1997                       11,390                    11,849
 6/30/1997                       11,681                    12,257
 9/30/1997                       11,981                    12,626
12/31/1997                       12,284                    12,969
 3/31/1998                       12,379                    13,118
 6/30/1998                       12,474                    13,318
 9/30/1998                       12,847                    13,727
12/31/1998                       12,934                    13,809
 3/31/1999                       12,998                    13,932
 6/30/1999                       12,709                    13,686
 9/30/1999                       12,619                    13,631
12/31/1999                       12,405                    13,525
 3/31/2000                       12,562                    13,921
 6/30/2000                       12,612                    14,131
 9/30/2000                       12,839                    14,473
12/31/2000                       13,192                    15,106
 3/31/2001                       13,432                    15,441
 6/30/2001                       13,529                    15,541
 9/30/2001                       13,694                    15,978


Average Annual Total Returns of Class C Shares of the Fund at 9/30/01/1/
1-Year 6.43%   5-Year 4.43%   Since Inception 4.10%

The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 9/30/91 for Class A, 8/31/95 for Class B and 11/30/93 for Class C.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.


9 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
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--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 11/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%. The Fund's maximum sales charge for Class A shares was lower prior to 2/1/92, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 9/11/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

Financials


11 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------

                                                        Ratings: Moody's/
                                                                S&P/Fitch          Principal        Market Value
                                                              (Unaudited)             Amount          See Note 1
==================================================================================================================
Municipal Bonds and Notes--98.0%
------------------------------------------------------------------------------------------------------------------
Alaska--3.3%
AK HFA RB, Series A-2, 5.65%, 12/1/10                         Aaa/AAA/AAA         $1,300,000        $  1,385,436
------------------------------------------------------------------------------------------------------------------
Northern Tobacco Securitization Corp./AK
Tobacco Settlement Asset-Backed RB, 6.20%, 6/1/22                Aa3/A/A+          3,000,000           3,208,140
                                                                                                    --------------
                                                                                                       4,593,576
------------------------------------------------------------------------------------------------------------------
California--11.0%
Berkeley, CA HF RRB, Alta Bates Medical Center,
Prerefunded, Series A, 6.50%, 12/1/11                               A2/A+          2,680,000           2,846,106
------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue REF COP, Cedars-Sinai
Medical Center, 5.26%, 11/1/15/1/                                   A1/NR          2,000,000           2,064,240
------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue REF COP, Cedars-Sinai
Medical Center, Inverse Floater, 7.98%, 11/1/15/2/                  A1/NR          2,500,000           2,659,375
------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue REF COP, Cedars-Sinai
Medical Center, MBIA Insured, 6.50%, 8/1/12/3/                    Aaa/AAA          1,000,000           1,170,400
------------------------------------------------------------------------------------------------------------------
Folsom, CA CFD No. 10 SPTX Bonds, 6.30%, 9/1/12                     NR/NR          1,625,000           1,762,670
------------------------------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act 1915 Assessment
District No. 97-17 GOLB, 5.90%, 9/2/23                              NR/NR            500,000             502,920
------------------------------------------------------------------------------------------------------------------
Placer, CA USD CAP GOUN, Series A, FGIC Insured,
Zero Coupon, 5.20%, 8/1/18/4/                                 Aaa/AAA/AAA          1,550,000             669,739
------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA REF COP, Air Force Village
West, Inc., Prerefunded, Series A, 8.125%, 6/15/12                  NR/NR          2,290,000           2,428,934
------------------------------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration RB, Procter & Gamble
Cogeneration Project, Prerefunded, 6.375%, 7/1/10                  NR/AAA            600,000             689,472
------------------------------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration RB, Procter & Gamble
Cogeneration Project, Unrefunded Balance,
6.375%, 7/1/10                                                 NR/BBB/BBB            500,000             540,140
                                                                                                    --------------
                                                                                                      15,333,996
------------------------------------------------------------------------------------------------------------------
Colorado--2.5%
Denver, CO City & Cnty. Airport RB, 9.376%, 11/15/14/1,5/           NR/NR          1,000,000           1,201,240
------------------------------------------------------------------------------------------------------------------
Denver, CO City & Cnty. Airport RB, 9.376%, 11/15/15/1,5/           NR/NR          1,500,000           1,780,815
------------------------------------------------------------------------------------------------------------------
Meridian Metropolitan District, CO GORB, 7.50%,12/1/11            Baa1/NR            500,000             509,595
                                                                                                    --------------
                                                                                                       3,491,650
------------------------------------------------------------------------------------------------------------------
Connecticut--3.2%
CT DAU RB, Mystic Marinelife Aquarium Project,
Series A, 6.875%, 12/1/17                                           NR/NR          1,000,000           1,027,770
------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RB,
Prerefunded, Series A, 6.50%, 9/1/05/5/                           Aaa/AAA          1,240,000           1,402,229
------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RB,
Sub. Lien, Series B, 5.60%, 9/1/09/5/                             Baa3/NR            600,000             627,684
------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RB,
Unrefunded Balance, Series A, 6.50%, 9/1/05/5/                  Baa2/BBB-          1,260,000           1,382,434
                                                                                                    --------------
                                                                                                       4,440,117


12 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND


                                                        Ratings: Moody's/
                                                                S&P/Fitch          Principal        Market Value
                                                              (Unaudited)             Amount          See Note 1
------------------------------------------------------------------------------------------------------------------
Delaware--0.8%
DE EDAU RB, Student Housing University Courtyard
Project, Series A, 5.75%, 8/1/14                                 NR/AA/AA         $1,080,000        $  1,164,488
------------------------------------------------------------------------------------------------------------------
Florida--3.4%
FL BOE Lottery RB, Series B, FGIC Insured,
5.25%, 7/1/18                                                 Aaa/AAA/AAA          1,500,000           1,552,905
------------------------------------------------------------------------------------------------------------------
FL HFA MH RRB, Series C, 6%, 8/1/11                                NR/AAA          1,000,000           1,083,390
------------------------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST Bonds, Series A,
6.30%, 5/1/02                                                       NR/NR          1,111,000           1,114,266
------------------------------------------------------------------------------------------------------------------
Miami Beach, FL HFAU RRB, Mount Sinai Medical Center,
Series A, 6.125%, 11/15/11                                      Baa3/BBB-          1,000,000           1,044,020
                                                                                                    --------------
                                                                                                       4,794,581
------------------------------------------------------------------------------------------------------------------
Hawaii--0.8%
HI Airport System RRB, Series B, FGIC Insured,
6.50%, 7/1/15                                                 Aaa/AAA/AAA          1,000,000           1,131,890
------------------------------------------------------------------------------------------------------------------
Illinois--6.8%
Chicago, IL BOE GOB, Chicago School Reform Project,
MBIA Insured, 6.25%, 12/1/11                                  Aaa/AAA/AAA          1,000,000           1,170,520
------------------------------------------------------------------------------------------------------------------
Chicago, IL Metropolitan Water Reclamation
District RB, Capital Improvement, Series A,
5.25%, 12/1/09                                                Aa1/AA+/AAA          1,500,000           1,630,110
------------------------------------------------------------------------------------------------------------------
Du Page Cnty., IL Forest Preserve GOLB, Zero Coupon,
5.70%, 11/1/17/4/                                                 Aaa/AAA          4,000,000           1,773,160
------------------------------------------------------------------------------------------------------------------
IL Education FA RB, DePaul University,
5.625%, 10/1/16                                               Aaa/AAA/AAA          1,000,000           1,070,290
------------------------------------------------------------------------------------------------------------------
IL HFAU RRB, Franciscan Sisters Health Care Project,
Escrowed to Maturity, Series C, MBIA Insured,
6%, 9/1/09                                                    Aaa/AAA/AAA          2,000,000           2,222,960
------------------------------------------------------------------------------------------------------------------
IL Regional Transportation Authority RB,
MBIA Insured, 6.25%, 7/1/14                                   Aaa/AAA/AAA          1,005,000           1,181,187
------------------------------------------------------------------------------------------------------------------
Southwestern IL DAU Hospital RB, St. Elizabeth
Medical Center, 8%, 6/1/10                                           NR/A            500,000             507,050
                                                                                                    --------------
                                                                                                       9,555,277
------------------------------------------------------------------------------------------------------------------
Indiana--2.8%
IN Bond Bank RB, State Revolving Fund Program,
Series A, 6.875%, 2/1/12                                           NR/AAA          1,135,000           1,273,039
------------------------------------------------------------------------------------------------------------------
Indianapolis, IN Airport Authority RB, SPF Federal
Express Corp. Project, 7.10%, 1/15/17                            Baa2/BBB          2,500,000           2,638,600
                                                                                                    --------------
                                                                                                       3,911,639
------------------------------------------------------------------------------------------------------------------
Kentucky--0.5%
Kenton Cnty., KY AB RB, SPF Delta Airlines Project,
Series A, 6.125%, 2/1/22                                          Ba2/BB+            910,000             742,196
------------------------------------------------------------------------------------------------------------------
Maine--0.6%
ME Educational LMC Student Loan RRB, Series A-4,
6.05%, 11/1/04                                                     Aaa/NR            750,000             797,347


13 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------


                                                        Ratings: Moody's/
                                                                S&P/Fitch          Principal        Market Value
                                                              (Unaudited)             Amount          See Note 1
------------------------------------------------------------------------------------------------------------------
Massachusetts--1.6%
MA POAU RB, Series 1999A, 5.75%, 10/1/29                           B2/BB-         $2,500,000          $2,228,075
------------------------------------------------------------------------------------------------------------------
Michigan--5.3%
Detroit, MI GORB, Series B, FGIC Insured, 7%, 4/1/04              Aaa/AAA          2,000,000           2,198,280
------------------------------------------------------------------------------------------------------------------
Jackson, MI Downtown Development GOB,
FSA Insured, 5.75%, 6/1/13                                    Aaa/AAA/AAA          1,195,000           1,311,536
------------------------------------------------------------------------------------------------------------------
MI Hospital FAU RRB, Greater Detroit Sinai Hospital,
Series 1995, 6%, 1/1/08                                           Baa3/NR          2,500,000           2,488,150
------------------------------------------------------------------------------------------------------------------
Romulus, MI Community Schools RB, 6%, 5/1/12                  Aaa/AAA/AAA          1,250,000           1,424,975
                                                                                                    --------------
                                                                                                       7,422,941
------------------------------------------------------------------------------------------------------------------
Minnesota--0.7%
Minneapolis/St. Paul, MN Metro Airports Commission
SPF RB, Northwest Airlines, Series B, 6.50%, 4/1/25                 NR/NR          1,000,000             941,260
------------------------------------------------------------------------------------------------------------------
Missouri--1.8%
St. Louis, MO Airport RB, 6%, 1/1/04                            Baa3/BBB-          1,250,000           1,294,763
------------------------------------------------------------------------------------------------------------------
St. Louis, MO Airport RB, 6%, 1/1/08                            Baa3/BBB-          1,250,000           1,282,213
                                                                                                    --------------
                                                                                                       2,576,976
------------------------------------------------------------------------------------------------------------------
Nebraska--0.6%
NE Higher Education Loan Program RB, Jr. Sub. Lien,
Series A-6, MBIA Insured, 5.90%, 6/1/03                       Aaa/AAA/AAA            760,000             791,950
------------------------------------------------------------------------------------------------------------------
Nevada--0.7%
Henderson, NV WSS GOB, Series A, FGIC Insured,
5.25%, 9/1/14                                                 Aaa/AAA/AAA          1,000,000           1,039,040
------------------------------------------------------------------------------------------------------------------
New Hampshire--1.6%
Manchester, NH Redevelopment & HAU RB,
Series A, 6.75%, 1/1/14                                            NR/A/A          2,000,000           2,264,220
------------------------------------------------------------------------------------------------------------------
New Jersey--3.9%
NJ EDAU RRB, First Mtg. Franciscan Oaks Project,
5.60%, 10/1/12                                                      NR/NR          2,500,000           2,397,525
------------------------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Franciscan Oaks Project,
5.75%, 10/1/23                                                      NR/NR          1,000,000             867,740
------------------------------------------------------------------------------------------------------------------
NJ EDAU SPF RB, Continental Airlines, Inc. Project,
6.25%, 9/15/19                                                     B2/BB-          1,500,000           1,212,555
------------------------------------------------------------------------------------------------------------------
NJ HCF FAU RB, Columbus Hospital, Series A,
7.50%, 7/1/21                                                        B2/B          1,265,000             998,060
                                                                                                    --------------
                                                                                                       5,475,880
------------------------------------------------------------------------------------------------------------------
New York--15.1%
Nassau Cnty., NY Improvement District REF GOUN,
Series F, 7%, 3/1/14                                          Aaa/AAA/AAA          2,000,000           2,393,040
------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series F, 8.40%, 11/15/07               Aaa/AAA/AAA          2,500,000           2,557,850
------------------------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One Group Assn. Project,
6%, 1/1/08                                                       A3/A-/A-          2,000,000           2,071,020
------------------------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One Group Assn. Project,
6.10%, 1/1/09                                                    A3/A-/A-          2,000,000           2,047,840
------------------------------------------------------------------------------------------------------------------
NYS DA RRB, CUS, Series B, 6%, 7/1/14                              A3/AA-          1,000,000           1,150,100


14 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND


                                                        Ratings: Moody's/
                                                                S&P/Fitch          Principal        Market Value
                                                              (Unaudited)             Amount          See Note 1
------------------------------------------------------------------------------------------------------------------
New York Continued
NYS DA RRB, Lenox Hill Hospital Obligation
Group, 5.75%, 7/1/17                                             A3/NR/A-         $1,000,000          $1,058,750
------------------------------------------------------------------------------------------------------------------
NYS DA RRB, Mount Sinai Health, Series A,
6.50%, 7/1/15                                                    Baa2/BBB          1,000,000           1,111,350
------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6.375%, 11/1/04                       A3/A          2,000,000           2,188,220
------------------------------------------------------------------------------------------------------------------
NYS MTAU Dedicated Tax Fund RB, Series A,
FGIC Insured, 6.125%, 4/1/14                                  Aaa/AAA/AAA          1,000,000           1,143,670
------------------------------------------------------------------------------------------------------------------
NYS Thruway Authority Service Contract RRB,
6%, 4/1/11                                                         A3/AA-          2,500,000           2,821,000
------------------------------------------------------------------------------------------------------------------
Onondaga Cnty., NY IDA SWD Facility RRB, Solvay
Paperboard LLC Project, 6.80%, 11/1/14                              NR/NR          2,500,000           2,595,825
                                                                                                    --------------
                                                                                                      21,138,665
------------------------------------------------------------------------------------------------------------------
Ohio--3.3%
Montgomery Cnty., OH HCF RRB, Series B, 6%, 2/1/10                  NR/NR          1,000,000             865,550
------------------------------------------------------------------------------------------------------------------
OH Air Quality DAU PC RRB, Ohio Edison,
Series C, 5.80%, 6/1/04                                         Baa3/BBB-          2,000,000           2,086,800
------------------------------------------------------------------------------------------------------------------
OH Air Quality DAU PC RRB, Series A, 6.10%, 8/1/20               Baa3/BBB          1,500,000           1,532,625
------------------------------------------------------------------------------------------------------------------
OH Solid Waste RB, Republic Engineered Steels,
Inc. Project, 9%, 6/1/21/6,7/                                       NR/NR          1,600,000              64,000
                                                                                                    --------------
                                                                                                       4,548,975
------------------------------------------------------------------------------------------------------------------
Oklahoma--2.2%
OK Industrial Authority Health Systems RB, Baptist
Medical Center, Series C, AMBAC Insured,
7%, 8/15/05                                                   Aaa/AAA/AAA            955,000           1,094,478
------------------------------------------------------------------------------------------------------------------
Tulsa, OK Municipal Airport Trust RRB, American
Airlines/AMR Corp., 7.35%, 12/1/11                                 Ba2/BB          2,000,000           1,934,540
                                                                                                    --------------
                                                                                                       3,029,018
------------------------------------------------------------------------------------------------------------------
Pennsylvania--11.1%
Allegheny Cnty., PA HDAU RB, West Pennsylvania
Health System, Series B, 9.25%, 11/15/22                         B1/B+/B+          1,250,000           1,318,238
------------------------------------------------------------------------------------------------------------------
Carbon Cnty., PA IDAU RRB, Panther Creek Partners
Project, 6.65%, 5/1/10                                            NR/BBB-          2,000,000           2,134,520
------------------------------------------------------------------------------------------------------------------
Lehigh Cnty., PA GP RRB, Kidspeace Obligation Group,
6%, 11/1/18                                                        Ba2/NR          3,500,000           3,166,905
------------------------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Northampton Generating, Sr. Lien,
Series A, 6.40%, 1/1/09                                           NR/BBB-          2,500,000           2,552,675
------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Airport RB, FGIC Insured,
5.375%, 6/15/14                                               Aaa/AAA/AAA          2,000,000           2,087,320
------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Airport RRB, FGIC Insured,
5.375%, 6/15/12                                               Aaa/AAA/AAA          1,500,000           1,588,650
------------------------------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB, Schuylkill Energy
Resources, Inc., 6.50%, 1/1/10                                      NR/NR          2,670,000           2,694,484
                                                                                                    --------------
                                                                                                      15,542,792


15 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------


                                                        Ratings: Moody's/
                                                                S&P/Fitch          Principal        Market Value
                                                              (Unaudited)             Amount          See Note 1
------------------------------------------------------------------------------------------------------------------
South Carolina--1.7%
Florence Cnty., SC IDV RB, Stone Container Project,
7.375%, 2/1/07                                                      NR/NR         $  710,000            $711,889
------------------------------------------------------------------------------------------------------------------
SC Tobacco Settlement Revenue Management
Authority RB, Series 850-A, 8.80%, 5/15/22/1,5/                     NR/NR          1,500,000           1,658,805
                                                                                                    --------------
                                                                                                       2,370,694
------------------------------------------------------------------------------------------------------------------
Tennessee--1.3%
Memphis & Shelby Cnty., TN Airport Authority
RRB, Series A, MBIA Insured, 6.25%, 2/15/11                       Aaa/AAA          1,000,000           1,148,750
------------------------------------------------------------------------------------------------------------------
Shelby Cnty., TN REF CAP GOUN, Series B, Zero Coupon,
4.36%, 12/1/11/4/                                                 Aa3/AA+          1,000,000             640,290
                                                                                                    --------------
                                                                                                       1,789,040
------------------------------------------------------------------------------------------------------------------
Texas--3.3%
Brazos River Authority, TX PC RRB, Texas Utilities
Electric Co., Series B, 5.05%, 6/1/30                            Baa1/BBB          1,000,000           1,023,540
------------------------------------------------------------------------------------------------------------------
Dallas-Fort Worth, TX International Airport Facilities
Improvement Corp. RB, American Airlines, Inc.,
7.25%, 11/1/30                                                     Ba2/BB          1,000,000             903,020
------------------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Series A, 7%, 11/15/10                    NR/NR          1,100,000           1,113,167
------------------------------------------------------------------------------------------------------------------
Terrell, TX ISD REF CAP GOUN, Zero Coupon,
5.46%, 8/1/16/4/                                                  Aaa/AAA          2,000,000             945,780
------------------------------------------------------------------------------------------------------------------
Willis, TX ISD CAP GOUN, Zero Coupon,
4.99%, 2/15/12/4/                                                  Aaa/NR          1,000,000             621,800
                                                                                                    --------------
                                                                                                       4,607,307
------------------------------------------------------------------------------------------------------------------
Utah--1.5%
Davis Cnty., UT Solid Waste Management & Recovery RRB,
Special Service District, Prerefunded, 6.125%, 6/15/09              Aaa/A          2,000,000           2,164,620
------------------------------------------------------------------------------------------------------------------
Vermont--0.7%
VT SAC Educational Loan RB, Series A-3, FSA Insured,
6.25%, 6/15/03                                                    Aaa/AAA            900,000             935,586
------------------------------------------------------------------------------------------------------------------
Washington--2.6%
Port Seattle, WA SPF RB, Series B, 5.75%, 9/1/14              Aaa/AAA/AAA          1,280,000           1,379,827
------------------------------------------------------------------------------------------------------------------
WA GOUN, Series S-5, FGIC Insured, Zero Coupon,
5.34%, 1/1/18/4/                                              Aaa/AAA/AAA          2,000,000             860,400
------------------------------------------------------------------------------------------------------------------
WA PP Supply System RRB, Nuclear Project No. 2,
Series A, FGIC Insured, Zero Coupon, 4.49%, 7/1/09/4/         Aaa/AAA/AAA          2,000,000           1,438,840
                                                                                                    --------------
                                                                                                       3,679,067
------------------------------------------------------------------------------------------------------------------
District of Columbia--0.8%
DC Hospital RRB, Medlantic Healthcare Group,
Series A, MBIA Insured, 6%, 8/15/12                           Aaa/AAA/AAA          1,000,000           1,154,440


16 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND


                                                        Ratings: Moody's/
                                                                S&P/Fitch          Principal        Market Value
                                                              (Unaudited)             Amount          See Note 1
------------------------------------------------------------------------------------------------------------------
U.S. Possessions--2.5%
PR Municipal FAU GOB, Series PA-638A, 9.241%, 8/1/13/1,5/           NR/NR         $1,925,000          $2,372,351
------------------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Series A, 5.625%, 10/1/10                 NR/BBB-          1,000,000           1,081,410
                                                                                                    --------------
                                                                                                       3,453,761
                                                                                                    --------------
Total Municipal Bonds and Notes (Cost $132,965,630)                                                  137,111,064

==================================================================================================================
Short-Term Tax-Exempt Obligations--0.3%
MO Educational & HFAU RB, Washington University,
Series C, 2.60%, 10/1/01/1/ (Cost $400,000)                                          400,000             400,000
------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $133,365,630)                                         98.3%        137,511,064
------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                          1.7           2,346,776
                                                                                   -------------------------------
Net Assets                                                                            100.0%        $139,857,840
                                                                                   ===============================

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

AB        Airport Board
BOE       Board of Education
CAP       Capital Appreciation
CDD       Community Development District
CFD       Community Facilities District
COP       Certificates of Participation
CUS       City University System
DA        Dormitory Authority
DAU       Development Authority
EDAU      Economic Development Authority
EDFAU     Economic Development Finance Authority
FA        Facilities Authority
FAU       Finance Authority
GP        General Purpose
GOB       General Obligation Bonds
GOLB      General Obligation Limited Bonds
GORB      General Obligation Refunding Bonds
GOUN      General Obligation Unlimited Nts.
HAU       Housing Authority
HCF       Health Care Facilities
HDAU      Hospital Development Authority
HF        Health Facilities
HFA       Housing Finance Agency
HFAU      Health Facilities Authority
HFDC      Health Facilities Development Corp.
IDV       Industrial Development
IDA       Industrial Development Agency
IDAU      Industrial Development Authority
ISD       Independent School District
LMC       Loan Marketing Corp.
MH        Multifamily Housing
MTAU      Metropolitan Transportation Authority
NYC       New York City
NYS       New York State
PC        Pollution Control
PFAU      Public Finance Authority
POAU      Port Authority
PP        Public Power
RB        Revenue Bonds
REF       Refunding
RR        Resource Recovery
RRB       Revenue Refunding Bonds
SAC       Student Assistance Corp.
SCDAU     Statewide Communities Development Authority
SPAST     Special Assessment
SPF       Special Facilities
SPTX      Special Tax
SWD       Solid Waste Disposal
USD       Unified School District
WSS       Water & Sewer System


17 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

Footnotes to Statement of Investments Continued

1. Represents the current interest rate for a variable or increasing rate security.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater". See Note 1 of Notes to Financial Statements.
3. Securities with an aggregate market value of $485,716 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
4. Zero coupon bond reflects the effective yield on the date of purchase.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,425,558 or 7.45% of the Fund's net assets as of September 30, 2001.
6. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
7. Issuer is in default.

As of September 30, 2001, securities subject to the alternative minimum tax amount to $35,605,452 or 25.46% of the Fund's net assets. See accompanying Notes to Financial Statements.


18 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES September 30, 2001
--------------------------------------------------------------------------------

==============================================================================================================
 Assets
 Investments, at value (cost $133,365,630)--see accompanying statement                          $137,511,064
--------------------------------------------------------------------------------------------------------------
 Cash                                                                                                332,840
--------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                                          2,308,442
 Shares of beneficial interest sold                                                                  390,010
 Other                                                                                                16,839
                                                                                                --------------
 Total assets                                                                                    140,559,195
==============================================================================================================
 Liabilities
 Payables and other liabilities:
 Dividends                                                                                           364,370
 Shares of beneficial interest redeemed                                                              129,378
 Distribution and service plan fees                                                                   84,657
 Shareholder reports                                                                                  74,344
 Daily variation on futures contracts                                                                 33,313
 Transfer and shareholder servicing agent fees                                                         5,609
 Trustees' compensation                                                                                  123
 Other                                                                                                 9,561
                                                                                                 -------------
 Total liabilities                                                                                   701,355
==============================================================================================================
 Net Assets                                                                                     $139,857,840
                                                                                                ==============
==============================================================================================================
 Composition of Net Assets
 Paid-in capital                                                                                $142,045,398
--------------------------------------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                                               104,098
--------------------------------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions                                  (6,529,715)
--------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments                                         4,238,059
                                                                                                --------------
 Net Assets                                                                                     $139,857,840
                                                                                                ==============
==============================================================================================================
 Net Asset Value Per Share
 Class A Shares:

 Net asset value and redemption price per share (based on net assets of
 $100,734,074 and 6,849,259 shares of beneficial interest outstanding)                               $14.71
 Maximum offering price per share (net asset value plus sales charge
 of 3.50% of offering price)                                                                         $15.24
--------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,519,486
 and 1,327,924 shares of beneficial interest outstanding)                                            $14.70
--------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,604,280
 and 1,335,892 shares of beneficial interest outstanding)                                            $14.68

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2001

==============================================================================================================
 Investment Income
 Interest                                                                                        $ 7,947,984
==============================================================================================================
 Expenses
 Management fees                                                                                     651,264
--------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                             234,862
 Class B                                                                                             184,625
 Class C                                                                                             176,739
--------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                 109,554
--------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                        74,202
--------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                          17,679
--------------------------------------------------------------------------------------------------------------
 Accounting service fees                                                                              12,000
--------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                5,356
--------------------------------------------------------------------------------------------------------------
 Other                                                                                                59,378
                                                                                                --------------
 Total expenses                                                                                    1,525,659
 Less reduction to custodian expenses                                                                (11,722)
                                                                                                --------------
 Net expenses                                                                                      1,513,937
==============================================================================================================
 Net Investment Income                                                                             6,434,047
==============================================================================================================
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
 Investments                                                                                        (251,938)
 Closing of futures contracts                                                                       (143,583)
                                                                                                --------------
 Net realized gain (loss)                                                                           (395,521)
--------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments                               4,240,189
                                                                                                --------------
 Net realized and unrealized gain (loss)                                                           3,844,668
==============================================================================================================
 Net Increase in Net Assets Resulting from Operations                                            $10,278,715
                                                                                                ==============

See accompanying Notes to Financial Statements.


20 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 Year Ended September 30,                                                            2001               2000
==============================================================================================================
 Operations
 Net investment income (loss)                                                $  6,434,047       $  7,113,195
--------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                        (395,521)        (6,134,194)
--------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                           4,240,189          1,698,137
                                                                             ---------------------------------
 Net increase (decrease) in net assets resulting from operations               10,278,715          2,677,138
==============================================================================================================
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                                       (4,855,308)        (5,444,951)
 Class B                                                                         (773,935)          (801,595)
 Class C                                                                         (742,695)          (821,842)
--------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                               --           (770,641)
 Class B                                                                               --           (124,867)
 Class C                                                                               --           (137,356)
==============================================================================================================
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                                       (1,180,556)       (21,194,571)
 Class B                                                                        1,024,890           (237,454)
 Class C                                                                        1,820,600         (3,862,911)
==============================================================================================================
 Net Assets
 Total increase (decrease)                                                      5,571,711        (30,719,050)
--------------------------------------------------------------------------------------------------------------
 Beginning of period                                                          134,286,129        165,005,179
                                                                             ---------------------------------
 End of period [including undistributed (overdistributed)
 net investment income of $104,098 and $41,989, respectively]                $139,857,840       $134,286,129
                                                                             =================================

See accompanying Notes to Financial Statements.


21 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

 Class A    Year Ended September 30,                  2001        2000       1999         1998         1997
==============================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period               $  14.28    $  14.76  $   15.65   $    15.16      $ 14.69
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .73         .72        .72          .69          .80
 Net realized and unrealized gain (loss)                 .42        (.39)      (.88)         .51          .45
                                                    ----------------------------------------------------------
 Total income (loss) from investment operations         1.15         .33       (.16)        1.20         1.25
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income                   (.72)       (.72)      (.71)        (.71)        (.78)
 Distributions from net realized gain                     --        (.09)      (.02)          --           --
                                                    ----------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (.72)       (.81)      (.73)        (.71)        (.78)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $  14.71    $  14.28  $   14.76   $    15.65      $ 15.16
                                                    ==========================================================

==============================================================================================================
 Total Return, at Net Asset Value/1/                    8.22%       2.48%     (1.08)%       8.14%        8.72%

==============================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)           $100,734    $ 99,032  $ 124,273   $  106,909      $87,111
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $ 97,558    $106,818  $ 118,906   $   97,001      $85,590
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:/2/
 Net investment income                                  5.02%       5.13%      4.72%        4.58%        5.35%
 Expenses                                               0.94%       0.94%      0.90%        0.94%/3/     1.02%/3/
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   32%         74%        10%          53%          31%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

22 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

 Class B   Year Ended September 30,                    2001        2000        1999        1998         19971/1/
==============================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period               $ 14.28     $ 14.76     $ 15.65     $ 15.16       $ 14.69
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment
 operations:
 Net investment income                                  .62         .62         .62         .59           .67
 Net realized and unrealized gain (loss)                .41        (.39)       (.89)        .50           .46
                                                  ------------------------------------------------------------
 Total income (loss) from investment operations        1.03         .23        (.27)       1.09          1.13
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income                  (.61)       (.62)       (.60)       (.60)         (.66)
 Distributions from net realized gain                    --        (.09)       (.02)         --            --
                                                  ------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.61)       (.71)       (.62)       (.60)         (.66)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 14.70     $ 14.28     $ 14.76     $ 15.65        $15.16
                                                  ============================================================
==============================================================================================================
 Total Return, at Net Asset Value/2/                  7.34%       1.71%      (1.83)%      7.32%          7.88%
==============================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)           $19,519     $17,972     $18,856     $13,537        $7,690
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $18,479     $18,498     $17,203     $10,830        $4,763
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:/3/
 Net investment income                                 4.25%       4.36%       3.96%       3.92%         4.54%
 Expenses                                              1.70%       1.70%       1.66%       1.69%/4/      1.79%/4/
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 32%         74%         10%         53%           31%


1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


23 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

 Class C Year Ended September 30,                        2001        2000        1999        1998        1997
==============================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                $  14.25   $   14.73   $   15.62   $   15.13   $   14.67
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .62         .62         .61         .58         .66
 Net realized and unrealized gain (loss)                  .42        (.39)       (.88)        .51         .47
                                                     --------------------------------------------------------
 Total income (loss) from investment operations          1.04         .23        (.27)       1.09        1.13
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income                    (.61)       (.62)       (.60)       (.60)       (.67)
 Distributions from net realized gain                      --        (.09)       (.02)         --          --
--------------------------------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.61)       (.71)       (.62)       (.60)       (.67)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $  14.68   $   14.25   $   14.73   $   15.62   $   15.13
                                                     ========================================================
==============================================================================================================
 Total Return, at Net Asset Value/1/                     7.43%       1.71%      (1.84)%      7.34%       7.85%
==============================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)            $ 19,604   $  17,282   $  21,876   $  17,673   $  13,940
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $ 17,692   $  18,906   $  21,036   $  16,367   $  11,970
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:2
 Net investment income                                  4.25%       4.37%       3.96%       3.85%       4.57%
 Expenses                                               1.70%       1.70%       1.66%       1.69%/3/    1.77%/3/
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  32%         74%         10%         53%         31%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


24 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. Significant Accounting Policies
 Oppenheimer Intermediate Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

       The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $2,659,375 as of September 30, 2001. Including the effect of leverage, inverse floaters represent 1.89% of the Fund's total assets as of September 30, 2001.
--------------------------------------------------------------------------------
 Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2001, securities with an aggregate market value of $64,000, representing 0.05% of the Fund's net assets, were in default.



25 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 1. Significant Accounting Policies Continued
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

 As of September 30, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

      Expiring
      --------------------------
      2008            $  196,064
      2009             5,988,174
                      ----------
      Total           $6,184,238
                      ==========

 As of September 30, 2001, the Fund had approximately $253,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
 Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


26 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

=====================================================================================================
2. Shares of Beneficial Interest

 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
                                  Year Ended September 30, 2001     Year Ended September 30, 2000
                                      Shares             Amount         Shares             Amount
-----------------------------------------------------------------------------------------------------
 Class A
 Sold                               1,491,339      $  21,763,611      1,163,684      $  16,634,283
 Dividends and/or
 distributions reinvested             245,277          3,571,928        326,801          4,681,187
 Redeemed                          (1,822,371)       (26,516,095)    (2,974,289)       (42,510,041)
                                  -------------------------------------------------------------------
 Net increase (decrease)              (85,755)     $  (1,180,556)    (1,483,804)     $ (21,194,571)
                                   ==================================================================
-----------------------------------------------------------------------------------------------------
 Class B
 Sold                                 344,374      $   5,029,852        332,417      $   4,772,600
 Dividends and/or
 distributions reinvested              32,863            478,430         42,695            611,338
 Redeemed                            (308,042)        (4,483,392)      (394,129)        (5,621,392)
-----------------------------------------------------------------------------------------------------
 Net increase (decrease)               69,195      $   1,024,890        (19,017)     $    (237,454)
                                   ==================================================================
-----------------------------------------------------------------------------------------------------
 Class C

 Sold                                 376,581      $   5,480,486        311,943      $   4,469,853
 Dividends and/or
 distributions reinvested              34,545            502,143         47,117            673,935
 Redeemed                           (287,855)         (4,162,029)      (631,187)        (9,006,699)
                                   ------------------------------------------------------------------
 Net increase (decrease)              123,271      $   1,820,600       (272,127)     $  (3,862,911)
                                   ==================================================================
=====================================================================================================
 3. Purchases and Sales of Securities

 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2001, were $43,979,399 and $42,128,936, respectively.

 As of September 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $133,365,630 was:

             Gross unrealized appreciation                       $ 7,418,496
             Gross unrealized depreciation                        (3,273,062)
                                                                 -----------
             Net unrealized appreciation (depreciation)          $ 4,145,434
                                                                 ===========
=====================================================================================================
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets, 0.45% of the next $150 million, 0.425% of the next $250 million and 0.40% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended
 September 30, 2001, was an annualized rate of 0.49%.


27 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. Fees and Other Transactions with Affiliates Continued

Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                          Aggregate         Class A    Commissions      Commissions      Commissions
                          Front-End       Front-End     on Class A       on Class B       on Class C
                      Sales Charges   Sales Charges         Shares           Shares           Shares
                         on Class A     Retained by    Advanced by      Advanced by      Advanced by
 Year Ended                  Shares     Distributor   Distributor/1/   Distributor/1/   Distributor/1/
-----------------------------------------------------------------------------------------------------
 September 30, 2001         $88,200         $24,230         $4,248          $65,219          $33,758

 1. The Distributor Advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                 Class A                      Class B                        Class C
                     Contingent Deferred          Contingent Deferred            Contingent Deferred
                           Sales Charges                Sales Charges                  Sales Charges
Year Ended       Retained by Distributor      Retained by Distributor        Retained by Distributor
-----------------------------------------------------------------------------------------------------
September 30, 2001                $5,362                     $24,044                            $580

 The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
 Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2001, payments under the Class A plan totaled $234,862, all of which were paid by the Distributor to recipients, and included $22,776 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


28 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
 Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

       The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

       The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 Distribution fees paid to the Distributor for the year ended September 30, 2001, were as follows:

                                                           Distributor's               Distributor's
                                                               Aggregate                   Aggregate
                                                            Unreimbursed                Unreimbursed
                      Total Payments      Amount Retained       Expenses            Expenses as % of
                          Under Plan       by Distributor     Under Plan         Net Assets of Class
-----------------------------------------------------------------------------------------------------
Class B Plan                $184,625             $143,867       $201,494                       1.03%
Class C Plan                 176,739               24,154        415,655                       2.12
=====================================================================================================

 5. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

       The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.


29 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 5. Futures Contracts Continued

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     As of September 30, 2001, the Fund had outstanding futures contracts as follows:


                                                                                        Unrealized
                               Expiration       Number of         Valuation as of     Appreciation
Contract Description                Dates       Contracts      September 30, 2001    (Depreciation)
-----------------------------------------------------------------------------------------------------
Contracts to Purchas
U.S. Treasury Nts., 5 yr.        12/19/01              38              $4,111,125          $92,625
                                                                                         ============

================================================================================
6. Illiquid Securities

 As of September 30, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of September 30, 2001, was $64,000, which represents 0.05% of the Fund's net assets.

================================================================================
 7. Bank Borrowings

 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

 The Fund had no borrowings outstanding during the year ended or at September 30, 2001.


30 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
 To the Shareholders and Board of Trustees of Oppenheimer Intermediate Municipal Fund:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Intermediate Municipal Fund, a series of Oppenheimer Municipal Fund, including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Intermediate Municipal Fund, a series of Oppenheimer Municipal Fund, as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

 Deloitte & Touche LLP

 Denver, Colorado
 October 19, 2001


31 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

================================================================================
 In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      None of the dividends paid by the Fund during the year ended September 30, 2001, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


32 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

A Series of Oppenheimer Municipal Fund
================================================================================
Officers and Trustees     James C. Swain, Trustee, CEO and Chairman of
                          the Board
                          John V. Murphy, Trustee and President
                          William L. Armstrong, Trustee
                          Robert G. Avis, Trustee
                          George C. Bowen, Trustee
                          Jon S. Fossel, Trustee
                          Sam Freedman, Trustee
                          C. Howard Kast, Trustee
                          Robert M. Kirchner, Trustee
                          Merrell Hora, Vice President
                          Jerry Webman, Vice President
                          Robert G. Zack, Secretary
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
================================================================================
 Investment Advisor       OppenheimerFunds, Inc.
================================================================================
 Distributor              OppenheimerFunds Distributor, Inc.
================================================================================
 Transfer and Shareholder OppenheimerFunds Services
 Servicing Agent
================================================================================
 Custodian of             Citibank, N.A.
 Portfolio Securities
================================================================================
 Independent Auditors     Deloitte & Touche LLP
================================================================================
 Legal Counsel            Myer, Swanson, Adams and Wolf, P.C.

                          Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., 498 Seventh Avenue, New York, NY 10018.

     (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


33 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

OPPENHEIMERFUNDS FAMILY

 Global Equity         Developing Markets Fund                 Global Fund
                       International Small Company Fund        Quest Global Value Fund
                       Europe Fund                             Global Growth & Income Fund
                       International Growth Fund
=====================================================================================================
 Equity                Stock                                   Stock & Bond
                       Emerging Technologies Fund              Quest Opportunity Value Fund
                       Emerging Growth Fund                    Total Return Fund
                       Enterprise Fund                         Quest Balanced Value Fund
                       Discovery Fund                          Capital Income Fund
                       Main Street(R) Small Cap Fund           Multiple Strategies Fund
                       Small Cap Value Fund                    Disciplined Allocation Fund
                       MidCap Fund                             Convertible Securities Fund
                       Main Street(R) Opportunity Fund         Specialty
                       Growth Fund                             Real Asset Fund(R)
                       Capital Appreciation Fund               Gold & Special Minerals Fund
                       Main Street(R) Growth & Income Fund
                       Value Fund
                       Quest Capital Value Fund
                       Trinity Large Cap Growth Fund/1/
                       Trinity Core Fund
                       Trinity Value Fund
=====================================================================================================
 Income                Taxable                                 Municipal
                       International Bond Fund                 California Municipal Fund/4/
                       High Yield Fund                         New Jersey Municipal Fund/4/
                       Champion Income Fund                    New York Municipal Fund/4/
                       Strategic Income Fund                   Pennsylvania Municipal Fund/4/
                       Bond Fund                               Municipal Bond Fund
                       Senior Floating Rate Fund               Intermediate Municipal Fund
                       U.S. Government Trust
                       Limited-Term Government Fund
                       Capital Preservation Fund/2/
                       Rochester Division
                       Rochester National Municipals/3/
                       Rochester Fund Municipals
                       Limited Term New York Municipal Fund
=====================================================================================================
 Select Managers       Stock                                   Stock & Bond
                       Mercury Advisors Focus Growth Fund      QM Active Balanced Fund/2/
                       Gartmore Millennium Growth Fund II/5/
                       Jennison Growth Fund
                       Salomon Brothers Capital Fund
                       Mercury Advisors S&P 500(R) Index Fund/2/
=====================================================================================================
 Money Market/6/       Money Market Fund                       Cash Reserves


 1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
 2. Available only through qualified retirement plans.
 3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
 4. Available to investors only in certain states.
 5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
 6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

 For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor,Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.


34 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

              As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance./1/ So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
              Internet
              24-hr access to account information and transactions/2/ www.oppenheimerfunds.com
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              General Information
              Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
              1.800.525.7048
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              Telephone Transactions
              Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
              1.800.852.8457
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              PhoneLink/2/
              24-hr automated information and automated transactions
              1.800.CALL OPP (1.800.225.5677)
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              Telecommunications Device for the Deaf (TDD)
              Mon-Fri 9am-6:30pm ET 1.800.843.4461
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              Transfer and Shareholder Servicing Agent
              OppenheimerFunds Services
              P.O. Box 5270, Denver, CO 80217-5270
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              eDocs Direct
              Receive shareholder reports and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com
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              Ticker Symbols Class A: OPITX Class B: OIMBX Class C: OITCX
--------------------------------------------------------------------------------
              1. Automatic investment plans do not assure profit or protect against losses in declining markets.
              2. At times the website or PhoneLink may be inaccessible or its transaction feature may be unavailable.


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